Exhibit 99.1

(Investors)	Robert B. Tschudy	(Media)	Howard Bender
	Senior Vice President and CFO		Vice President, Communications
	SCPIE Holdings Inc.		SCPIE Holdings Inc.
	310/557-8739		310/551-5948
	e-mail: rtschudy@scpie.com		e-mail: hbender@scpie.com

Roger Pondel
PondelWilkinson Inc.
310/279-5980
e-mail: rpondel@pondel.com

SCPIE HOLDINGS REPORTS PROFITABLE RESULTS

FOR 2006 YEAR AND FOURTH QUARTER

— Core Healthcare Liability Business Continues Solid Performance —

Los Angeles, California – March 8, 2007 – SCPIE Holdings Inc. (NYSE:SKP), a major provider of healthcare liability insurance, today reported improved financial results for the year and fourth quarter ended December 31, 2006.

In 2006, SCPIE had net income of $12.3 million, equal to $1.27 per diluted share — a significant improvement from 2005 when the Company had net income of $3.5 million, or $0.36 per diluted share. The improved performance in 2006 was attributable, primarily, to reduced losses in the Company’s assumed reinsurance business in run off.

For the 2006 fourth quarter, SCPIE had net income of $4.0 million, or $0.41 per diluted share. For the same period in 2005, the Company had net income of $3.2 million, or $0.33 per diluted share.

Core Operating Review

Net earned premiums for SCPIE’s core healthcare liability insurance business in 2006 was $123.2 million, a slight decrease from the 2005 total of $127.6 million. Net written premiums for 2006 were $123.3 million, compared to $126.9 million the previous year. The decrease in premiums for 2006 is largely due to improvements in the claims experience related to loss-rated policies.

The core business produced an underwriting profit in 2006 of $10.8 million, comparable to the underwriting profit of $11.2 million in 2005. The core operation loss and loss adjustment expense ratio decreased slightly to 70.6% from 70.9% in the previous year. The combined ratio for 2006 was 91.3%, nearly the same as 2005’s ratio of 91.2%.

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SCPIE Holdings Inc.

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“Our 2006 results clearly demonstrate the strength of our core business and the diminishing impact of our segments in run off,” said Donald J. Zuk, SCPIE President and Chief Executive Officer. “The solid core business, combined with a 96% retention rate in 2006, provides solid momentum as we proceed into 2007.”

For the 2006 fourth quarter, net earned premiums for SCPIE’s core healthcare liability insurance business decreased slightly to $30.1 million from $31.1 million. Net written premiums were largely unchanged with $24.5 million in the fourth quarter of 2006 versus $24.6 million a year earlier.

In the final quarter of 2006, the core business produced an underwriting profit of $3.1 million, down from $5.1 million in 2005. The loss ratio in core operations for the 2006 fourth quarter was 69.2% compared to 65.1% in 2005, and the combined ratio for the 2006 fourth quarter increased to 89.7% from 83.6% in 2005.

Non-Core Review

SCPIE continued to run off its non-core healthcare liability operations. Outstanding reserves for this segment declined further in 2006 to $37.7 million from $60.6 million at year-end 2005. Open claims dropped to 136 at the end of 2006, compared to 229 at the end of 2005.

The Company reported losses for 2006 of $11.2 million — $2.7 million in the fourth quarter — in the assumed reinsurance segment. The loss is attributable to upward development on reinsurance programs currently in run off.

Financial Summary

For 2006, SCPIE’s total revenues of $143.9 million include net earned premiums of $123.5 million, net investment income of $20.4 million and a realized investment loss of $493,000. For 2005, total revenues of $151.5 million included net earned premiums of $128.4 million, net investment income of $17.8 million and a realized investment gain of $4.0 million.

Total revenues of $35.6 million for the 2006 fourth quarter include $30.3 million of earned premiums, $4.9 million of net investment income and $70,000 of realized investment losses. For the fourth quarter of 2005, revenues of $40.4 million included $32.0 million of earned premiums, $4.5 million of investment income and $4.3 million of realized investment gains. Net written premiums for the 2006 fourth quarter totaled $24.7 million, compared with $25.5 million a year earlier.

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SCPIE Holdings Inc.

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SCPIE’s balance sheet remained debt-free at December 31, 2006. Book value per share was $21.63 at year end, up from $20.05 at December 31, 2005.

Supplemental financial data relating to the performance of the Company’s non-core direct healthcare liability operations and its assumed reinsurance business is contained in the detailed financial statement accompanying this news release.

About SCPIE Holdings

SCPIE Holdings Inc. is a leading provider of healthcare liability insurance for physicians, oral and maxillofacial surgeons, and other healthcare providers, as well as medical groups and healthcare facilities. Since the company was founded in 1976, it has carved out a significant niche in the insurance industry by providing innovative products and services specifically for the healthcare community.

Investor Conference Call

An investor conference call to discuss SCPIE’s 2006 and fourth-quarter results will be conducted today, March 8, 2007, at 9 am Pacific Time (noon Eastern Time). The call will be open to all interested investors through a live audio web broadcast via the Internet at www.scpie.com and www.earnings.com.

Rebroadcast over the Internet will be available for one year on both websites. A telephonic playback of the call can be heard from approximately 11 am Pacific Time today to 5 pm Pacific Time, March 15, 2007. Listeners should call 888/286-8010 (domestic) or 617/801-6888 (international) and use Reservation Number 94476567.

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In addition to historical information, this news release contains forward-looking statements that are based upon the Company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the Company’s ability to retain current insureds at current levels of profitability, successful withdrawal from the assumed reinsurance business, continued solvency of the Company’s reinsurers, obtaining rate change regulatory approvals, expansion of liability insurance business in its principal market, and improved performance and profitability are dependent upon a variety of factors, including future economic, competitive and market conditions, frequency and severity of catastrophic events, future legislative and regulatory actions, uncertainties and potential delays in obtaining rate approvals, the level of ratings from recognized rating service, the importance of brokerage business to our growth, the inherent uncertainty of loss and loss expense estimates in both the core business and discontinued non-core business and the cyclical nature of the property and casualty insurance industry, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. The Company is also subject to certain structural risks as an insurance holding company, including statutory restrictions on dividends and other intercompany transactions. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the Company or any other person that the Company’s objectives or plans will be realized.

SCPIE Holdings Inc. and Subsidiaries

Consolidated Balance Sheets

(Dollars in Thousands)

	December 31, 2006	December 31, 2005
ASSETS
Securities available-for-sale:
Fixed maturities investments, at fair value (amortized cost 2006 - $397,553; 2005 - $469,350)	$389,954	$461,480
Equity investments, at fair value (cost 2006 - $1,723; 2005 - $1,934)	2,034	2,095

Total securities available-for-sale	391,988	463,575
Cash and cash equivalents	145,815	68,783

Total investments	537,803	532,358

Accrued investment income	5,330	5,874
Premiums receivable	18,697	18,731
Assumed Reinsurance Receivables	17,089	24,160
Reinsurance recoverable	45,564	55,933
Deferred policy acquisition costs	7,351	7,120
Deferred federal income taxes, net	44,661	51,214
Property and equipment, net	1,733	2,449
Other assets	7,281	6,325

Total assets	$685,509	$704,164

LIABILITIES
Reserves:
Loss and loss adjustment expenses	$405,448	$429,315
Unearned premiums	41,815	41,705

Total reserves	447,263	471,020
Amounts held for reinsurance	13,317	22,018
Other liabilities	18,285	20,333

Total liabilities	478,865	513,371

Commitments and contingencies

STOCKHOLDERS’ EQUITY

Preferred stock - par value $1.00, 5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock - par value $.0001, 30,000,000 shares authorized, 12,792,091 shares issued, 2006 - 9,553,906 shares outstanding 2005 - 9,456,916 shares outstanding	1	1
Additional paid-in capital	37,127	37,127
Retained earnings	271,925	259,645
Treasury stock, at cost (2006 - 2,738,185 shares and 2005 - 2,835,175 shares)	(95,278)	(97,063)
Subscription notes receivable	(1,849)	(2,649)
Accumulated other comprehensive loss	(5,282)	(6,268)

Total stockholders’ equity	206,644	190,793

Total liabilities and stockholders’ equity	$685,509	$704,164

SCPIE Holdings Inc. and Subsidiaries

Consolidated Statements of Operations

(Dollars in Thousands, except per-share data)

	Twelve Months Ended		Three Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Net premiums earned	$123,531	$128,436	$30,286	$32,028
Net investment income	20,410	17,818	4,934	4,463
Realized investment gains / (losses)	(493)	4,018	(70)	4,276
Other revenue / (loss)	461	1,183	443	(339)

Total revenues	143,909	151,455	35,593	40,428
Expenses:
Losses & loss adjustment expenses incurred	98,088	111,156	23,504	25,140
Other operating expenses	27,465	34,807	6,394	10,306

Total expenses	125,553	145,963	29,898	35,446

Income before federal income taxes	18,356	5,492	5,695	4,982
Income tax expense	6,076	2,024	1,712	1,768

Net income	$12,280	$3,468	$3,983	$3,214

Basic earnings per share of common stock	$1.29	$0.37	$0.42	$0.34

Diluted earnings per share of common stock	$1.27	$0.36	$0.41	$0.33

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Twelve Months Ended December 31 2006					Twelve Months Ended December 31 2005
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other (7)	Total (6)	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)
	Core (2)	Non-Core (3) (4)				Core (2)	Non-Core (3) (4)
Net written premium (1)	$123,280	$—	$361		$123,641	$126,872	$377	$(918)		$126,331

Net earned premium	$123,170	$—	$361		$123,531	$127,556	$393	$487		$128,436

Net investment income				$20,410	20,410				$17,818	17,818
Realized investment gains / (losses)				(493)	(493)				4,018	4,018
Other revenue				461	461				1,183	1,183

Total revenue	123,170	—	361	20,378	143,909	127,556	393	487	23,019	151,455

Incurred loss and LAE	86,928	—	11,160		98,088	90,463	(2,297)	22,990		111,156
Other expenses	25,479	—	377	1,609	27,465	25,900	78	8,829	—	34,807

Net underwriting income / (loss)	$10,763	$—	$(11,176)		(413)	$11,193	$2,612	$(31,332)		(17,527)

Net investment income, other revenue & expense				$18,769	18,769				$23,019	23,019

Income before Federal Income taxes					$18,356					$5,492

Net cash provided / (used) in operating activities					$7,557					$(30,233)

Loss ratio	70.6%					70.9%
Expense ratio	20.7%					20.3%

Combined ratio (GAAP)	91.3%					91.2%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.
2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.
3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.
4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.
5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2005 Annual Filing in Form 10K, page 41.
6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are no longer meaningful.
7)	Other expenses in column relate to a proxy challenge instituted in January 2006.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Three Months Ended December 31 2006					Three Months Ended December 31 2005
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)
	Core (2)	Non-Core (3) (4)				Core (2)	Non-Core (3) (4)
Net written premium (1)	$24,523	$—	$182		$24,705	$24,585	$321	$606		$25,512

Net earned premium	$30,104	$—	$182		$30,286	$31,082	$320	$626		$32,028

Net investment income				$4,934	4,934				$4,463	4,463
Realized investment gains /(losses)				(70)	(70)				4,276	4,276
Other revenue / (loss)			—	443	443				(339)	(339)

Total revenue	30,104	—	182	5,307	35,593	31,082	320	626	8,400	40,428

Incurred loss and LAE	20,845	—	2,659		23,504	20,234	315	4,591		25,140
Other expenses	6,185	—	209	—	6,394	5,739	28	4,539	—	10,306

Net underwriting income /(loss)	$3,074	$—	$(2,686)		388	$5,109	$(23)	$(8,504)		(3,418)

Net investment income, other revenue & expense				$5,307	5,307				$8,400	8,400

Income before Federal Income taxes					$5,695					$4,982

Net cash provided in operating activities					$5,207					$5,585

Loss ratio	69.2%					65.1%
Expense ratio	20.5%					18.5%

Combined ratio (GAAP)	89.7%					83.6%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.
2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.
3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.
4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.
5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2005 Annual Filing in Form 10K, page 41.
6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are not meaningful.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	12/31/2006
Fixed-maturity portfolio
U.S. government & agencies	$173,320	44.4%
Mortgage & asset-backed	68,975	17.7%
Corporate	147,659	37.9%

Total	$389,954	100.0%

Average quality		AAA
Effective duration		2.5
Yield to maturity		5.0%
Weighted average combined maturity		3.8

	Twelve Months Ended		Three Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Total premiums
Net written premium	$123,641	$126,331	$24,705	$25,512
Change in unearned premium	(110)	2,105	5,581	6,516

Net earned premium	$123,531	$128,436	$30,286	$32,028